EXHIBIT 10.9

                         ADDENDUM TO PURCHASE AGREEMENT
                              DATED AUGUST 22, 1997

This is to modify the maturity date of the Equipment Purchase Agreement of August 22, 1998, between Fausett International, Inc. and Atlas Mining Company.

It is mutually agreed that the date of maturity of this agreement be extended to August 22, 2001. It is mutually agreed that the maturity of the Promissory Note dated September 30, 1997, negotiated in conjunction with the Equipment Purchase Agreement also be extended to August 22, 2001.

Signed  this  ___  day  of  December,  1998.



___/s/______________________________
For Fausett International,  Inc.



__/s/____________________________
For  Atlas  Mining  Company


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